UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 18, 2006
                                                     -----------------


                            AMCORE FINANCIAL, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    NEVADA
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                (State or Other Jurisdiction of Incorporation)

                  0-13393                             36-3183870
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      (Commission File Number)           (IRS Employer Identification No.)


      501 Seventh Street, Rockford, Illinois                        61104
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   (Address of Principal Executive Offices)                      (Zip Code)

                                (815) 968-2241
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement

Patricia M. Bonavia, Senior Vice President of AMCORE Financial, Inc. and Executive Vice President and Chief Operating Officer of AMCORE Investment Group, N. A., a wholly-owned subsidiary of AMCORE Financial, Inc., will retire effective upon naming a successor, or at a date determined by management, but not later than March 31, 2007. On October 18, 2006, Ms. Bonavia, AMCORE Investment Group, N.A., its parent, subsidiaries and affiliates entered into a Retirement Agreement, Release and Waiver (the "Agreement"). Under the terms of the Agreement, Ms. Bonavia will receive one year's base salary, payable in installments over a twelve-month period that commences on her retirement date, plus certain other benefits. A copy of the Agreement is attached as Exhibit
10.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description
-----------       -----------

10.1              Retirement   Agreement,   Release  and Waiver, dated October
                  18, 2006, between Patricia M. Bonavia, AMCORE Investment Group, N.A., its parent, subsidiaries and affiliates.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 23, 2006     AMCORE Financial, Inc.

                           (Registrant)


                           /s/ Donald H. Wilson
                           -----------------------------------------------------
                           Donald H. Wilson
                           Executive Vice President and Chief Financial Officer (Duly authorized officer of the registrant and principal financial and principal accounting officer)

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

10.1              Retirement   Agreement,   Release  and Waiver, dated October
                  18, 2006, between Patricia M. Bonavia, AMCORE Investment Group, N.A., its parent, subsidiaries and affiliates.